SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): November 27, 2001
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                       OFFICIAL PAYMENTS CORPORATION
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             (Exact Name of Registrant as Specified in Charter)


           Delaware                     000-28187              52-2190781
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(State or Other Jurisdiction of        (Commission           (IRS Employer
        Incorporation)                 File Number)        Identification No.)


       Three Landmark Square  Stamford, Connecticut         06901-2501
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       (Address of principal executive offices              (zip code)


      Registrant's telephone number, including area code:  (203) 356-4200
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                               Not Applicable
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       (Former Name or Former Address, if Changed Since Last Report)



Item 5.  Other Events.

         On November 27, 2001, Official Payments Corporation ("Registrant") issued a press release announcing a corporate restructuring intended to reduce significantly its operating expenses and use of cash. Among the expected expense savings is a near-term reduction in the Registrant's work force by more than one-third, including the departure of the Registrant's President and Chief Internet and Sales Officer. The Registrant's press release is attached as an exhibit to this report and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  See Exhibit Index.


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           OFFICIAL PAYMENTS CORPORATION


                                           By: /s/ Thomas R. Evans
                                               ------------------------------
                                           Name:  Thomas R. Evans
                                           Title: Chairman and Chief Executive
                                                  Officer

Dated: November 27, 2001



                             INDEX TO EXHIBITS


Exhibit Number        Description

99.1                  Press Release of the Registrant, dated November 27, 2001